SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 4, 2005



                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)



           Delaware                  000-24931                 58-2395199
           --------                  ---------                 ----------
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)              Identification No.)




               3500 Lenox Road, Suite 200, Atlanta, Georgia 30326
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 923-3500
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 2.02   Results of Operations and Financial Condition
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         On August 4, 2005, S1 Corporation ("S1") issued a press release announcing the results of operations for the second quarter ended June 30, 2005. That press release is furnished as Exhibit 99.1 to this report. Also on August 4, 2005, S1 held a conference call during which S1 discussed its second quarter results and presented certain other material relating to S1 and its operations. A replay of the conference call is available for playback two hours after the conference call is complete by dialing (800) 642-1687, Access # 8211200. The replay will be active until 5:00 p.m. EDT on August 11, 2005.

            In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits
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(c) Exhibits


Exhibit No.                Description
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     99.1                  Press release dated August 4, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        S1 CORPORATION
                                        ----------------------------------------
                                        (Registrant)




                                        /s/ Richard P. Dobb
                                        ----------------------------------------
                                        Richard P. Dobb
                                        Vice President, General Counsel and
                                        Secretary





Date: August 4, 2005

                                  EXHIBIT INDEX



         Exhibit
         No.                Description
         ---                -----------

         99.1               Press release dated August 4, 2005.